================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 1, 2007


                          SUN-TIMES MEDIA GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
--------------------------------------------------------------------------------
       (Commission File Number)            (I.R.S. Employer Identification No.)


         350 NORTH ORLEANS, 10-S
            CHICAGO, ILLINOIS                               60654
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code:   (312) 321-2299
                                                          ----------------------

                                      N/A
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

(a) On February 26, 2007, Sun-Times Media Group, Inc. received a report from the Special Committee of its Board of Directors regarding the results of the Special Committee's previously disclosed investigation into stock option awards to executives and key employees through 2003, when the Company ceased granting stock options. The investigation concluded that the grant dates on some stock option awards were backdated between 1999 and 2002. The Company has reviewed and evaluated the results of the Special Committee investigation and recent guidelines established by the Securities and Exchange Commission. The Company has determined that the incremental cumulative non-cash compensation expense through December 31, 2006 related to the backdating is quantitatively immaterial and that net stockholders' equity will be affected only to the extent of such cumulative expense. In addition, the Company has determined that the change in non-cash compensation expense from that previously reported in each of the individual annual periods affected is quantitatively immaterial.

      On February 28, 2007, the Audit Committee of the Board of Directors of the Company, after reviewing all factors it deemed relevant, including the quantitative immateriality of the changes to the Company's historical results, determined that prior year financial statements will be restated as a result of the stock option backdating. Accordingly, the Company's financial statements for the years ended December 31, 1999 thru December 31, 2005 and for the nine month period ended September 30, 2006, the interim periods contained therein, and the related financial information contained in all earnings and press releases (including for the quarter ended September 30, 2006) and similar communications issued by the Company for such periods should no longer be relied upon.

      The Company's restated results will be included in its 2006 Annual Report on Form 10-K (the "2006 10-K"). The Company expects to file a Notification of Late Filing on Form 12b-25 with the Securities and Exchange Commission on March 2, 2007 in connection with its 2006 10-K.

      The Company's management and the Audit Committee have discussed the matters disclosed in this Item 4.02(a) with KPMG LLP, the Company's independent registered public accounting firm.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SUN-TIMES MEDIA GROUP, INC.
                                                (Registrant)



Date:   March 1, 2007                       By: /s/ James D. McDonough
                                                ------------------------------
                                                Name:  James D. McDonough
                                                Title: Vice President, General
                                                       Counsel and Secretary